UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EVERY VOTE IS NEEDED
PLEASE VOTE TODAY!

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila High Income Fund (the “Fund”). If you vote immediately, your name will be removed from future communications such as this.

A special meeting of shareholders of the Fund is scheduled to be held on August 29, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you own.

Voting is quick and easy. Please take a moment to vote now.

To record your very important vote, choose one of the options below:

•	Touch tone voting – refer to the instructions on your enclosed ballot.
•	Internet voting – refer to the instructions on your enclosed ballot.
•	Mail – return your ballot in the enclosed Business Reply Envelope

OR

Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 11:00 p.m. EDT or Saturday between 9:00 a.m. and 6:00 p.m. EDT.

**Please be sure to have your ballot with your control number in hand when calling**

Details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

EVERY VOTE IS NEEDED
PLEASE VOTE TODAY!

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila High Income Fund (the “Fund”). If you vote immediately, your name will be removed from future communications such as this.

A special meeting of shareholders of the Fund is scheduled to be held on August 29, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you own.

Voting is quick and easy. Please refer to your proxy card for voting options.

Details of the special meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

EVERY VOTE IS NEEDED
PLEASE VOTE TODAY!

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila Opportunity Growth Fund (the “Fund”). If you vote immediately, your name will be removed from future communications such as this.

A special meeting of shareholders of the Fund is scheduled to be held on August 29, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you own.

Voting is quick and easy. Please take a moment to vote now.

To record your very important vote, choose one of the options below:

•	Touch tone voting – refer to the instructions on your enclosed ballot.
•	Internet voting – refer to the instructions on your enclosed ballot.
•	Mail – return your ballot in the enclosed Business Reply Envelope

OR

Speak with a live representative - Call 1-888-734-2670 (toll free) Monday through Friday between 9:00 a.m. and 11:00 p.m. EDT or Saturday between 9:00 a.m. and 6:00 p.m. EDT.

**Please be sure to have your ballot with your control number in hand when calling**

Details of the special meeting are described in the proxy statement/prospectus which was previously distributed to shareholders and is available online at www.proxydocs.com/AFT. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

EVERY VOTE IS NEEDED
PLEASE VOTE TODAY!

Dear Shareholder:

We still need your vote on important proposals related to your investment in Aquila Opportunity Growth Fund (the “Fund”). If you vote immediately, your name will be removed from future communications such as this.

A special meeting of shareholders of the Fund is scheduled to be held on August 29, 2024. Your vote is needed to help achieve the number of votes required to pass the proposals at the meeting.

Your vote is very important no matter how many shares you own.

Voting is quick and easy. Please refer to your proxy card for voting options.

Details of the special meeting are described in the proxy statement/prospectus, which was previously distributed to shareholders. Please read the proxy statement/prospectus carefully before making any decision to approve the proposals.

Thank you,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC